Exhibit 21

SUBSIDIARIES OF THE REGISTRANT
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                                                    Jurisdiction
      Subsidiary                                  of Incorporation
--------------------------                        ----------------
Pak Mail Crating & Freight                             Delaware
Service, Inc.